CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 23, 1996 included in Pennsylvania Enterprises, Inc.'s Form 10-K for the year ended
December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                             ARTHUR ANDERSEN LLP



New York, New York
September 19, 1996